SMITH BARNEY MUNI FUNDS

on behalf of the

Smith Barney New York Municipal Money Market Portfolio

SUPPLEMENT DATED SEPTEMBER 29, 2005

TO THE PROSPECTUS,

DATED JULY 29, 2005 AND TO

THE STATEMENT OF ADDITIONAL INFORMATION, DATED JULY 29, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Trustees of Smith Barney Muni Funds (the “Trust”) has approved an amendment to the Investment Management Agreement between the Trust, on behalf of Smith Barney New York Municipal Money Market Portfolio (the “Portfolio”), a series of the Trust, and Smith Barney Fund Management LLC. Effective October 1, 2005, the Fund’s investment management fee, which is calculated daily and payable monthly, will be reduced from 0.475% of the Fund’s average daily net assets and its breakpoint schedule adjusted as reflected below:

Fund’s Fee Rate Average Daily Net Assets	Current Investment Management Fee Rate	New Investment Management Fee Rate

First $1 billion	0.475%	0.450%
Next $1 billion	0.450%	0.425%
Next $3 billion	0.425%	0.400%
Next $5 billion	0.400%	0.375%
Over $10 billion	0.375%	0.350%

The terms of the amended Investment Management Agreement are the same in all other material respects as those of the current Investment Management Agreement.

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